Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
Note 11—Income Taxes
The Company recognized an insignificant amount of income tax provision for the year ended December 31, 2022 and December 31, 2021. The difference between the Company's effective tax rate of 0% and the U.S. federal statutory tax rate of 21% is largely due to the Company's net operating losses, which are offset by the corresponding valuation allowance. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company has established a valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. The Company periodically evaluates the recoverability of the deferred assets. At such time as it is determined that it is more likely than not that the deferred tax asset will be realized, the valuation allowance will be reduced.
Losses before income taxes includes the following components:
	Year Ended December 31,
	2022	2021
United States	$(38,302)	$(53,547)
Foreign	(496)	(1,026)
Total	$(38,798)	$(54,573)
The provision for income taxes provision (benefit) for the years ended December 31, 2022 and 2021 consists of the following (in thousands):
	December 31,
	2022	2021
Current:
Federal	$—	$—
United States	11	—
Foreign	—	—
Total Current	11	—

Deferred
Federal	(6,710)	(5,460)
State	(699)	(4,779)
Change in valuation allowance	7,409	10,239
Total Deferred	—	—
Total tax provision	$11	$—
The reconciliations between the federal statutory income tax rate and the Company's effective income tax rate were as follows:
	Year Ended December 31,
	2022	2021
Federal statutory income tax rate	21.0%	21.0%
Stock compensation	(2.3)%	(2.3)%
Foreign rate differential	(0.3)%	(0.1)%
Interest	—%	(4.3)%
R&D and other tax credit changes	1.4%	2.8%
Permanent items	(0.3)%	(7.3)%
Global Intangible Low-Taxed Income	(0.3)%	—%
Nontaxable Income	—%	0.3%
Change in valuation allowance	(19.2)%	(10.1)%
Effective income tax rate	0.0%	0.0%
Significant components of the Company's deferred tax asset at December 31, 2022 and 2021 were as follows (in thousands):
	December 31,
	2022	2021
Deferred tax assets
Net operating loss carryforwards	$32,659	$29,211
R&D and other tax credit carryovers	7,444	6,752
Lease liability	879	1,224
Stock-based compensation	1,005	3,070
Accrued compensation and other expenses	149	536
Fixed assets	5,020	—
Total deferred tax assets	47,156	40,793
Deferred tax liabilities
Fixed assets	—	(37)
Right of use assets	(38)	(1,046)
Valuation allowance	(47,118)	(39,710)
Deferred tax assets, net of allowance	$—	$—
As of December 31, 2022, the Company has federal net operating loss carryforwards of approximately $133.5 million available to reduce future taxable income, if any, for federal income tax purposes. Approximately
$9.6 million of federal net operating losses can be carried forward to future tax years and begin to expire in 2035. The federal net operating losses generated for the years beginning after December 31, 2017, approximately $123.8 million in total, can be carried forward indefinitely.
The NOL carryforward may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax respectively. In general, an ownership change as defined by Section 382 and 383, results from the transactions increasing ownership of certain stockholders or public groups in the stock of the corporation of more than 50 percentage points over a three-year period. The Company has not completed a Section 382 and 383 analysis to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company's formation due to the complexity and cost associated with such study and the fact there may be additional such ownership changes in the future. If a change in ownership were to have occurred or occurs in the future, the NOL and tax credits carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company's effective tax rate.
The Company files income tax returns in the United States, California, Massachusetts, New York and New Jersey. Due to the Company's losses incurred, the Company is subject to the income tax examination by authorities since inception. The Company's policy is to recognize interest expense and penalties related to income tax matters as tax expense. As of December 31, 2022 and 2021, there were no significant accruals for interest related to unrecognized tax benefits or tax penalties.
At December 31, 2022, the Company's reserve for unrecognized tax benefits is approximately $4.3 million. Due to the full valuation allowance at December 31, 2022, current adjustments to the unrecognized benefits will have no impact to the Company's effective income tax rate.
Reconciliation of uncertain tax positions as of December 31, 2022 and 2021 was as follows (in thousands):
	December 31,
	2022	2021
Beginning Balance	$3,675	$2,579
Additions
Additions for current year	386	1,073
Additions for prior years	246	23
Ending Balance	$4,307	$3,675
Total amount of unrecognized tax benefits, if recognized, would affect the effective tax rate was as follows (in thousands):
	December 31,
	2022	2021
Unrecognized benefits that would affect the effective tax rate	$—	$—
Unrecognized benefits that would not affect the effective tax rate	4,307	3,675
Total unrecognized benefits	$4,307	$3,675
The Company does not anticipate material changes to its uncertain tax positions for the next twelve months.
In conjunction with the 2018 Act that amends the Internal Revenue Code that reduced the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 and modified policies, credits, and deductions (the “Tax Act”), the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. The Company has completed its evaluation and determined that there was no net impact on the Company's consolidated financial statements for the years ended December 31, 2022 and 2021 as the corresponding adjustment was made to the valuation allowance.